                                                                   Exhibit 10.52

                   [LETTERHEAD OF MELLON BANK APPEARS HERE]

        DUPLICATE ORIGINAL. IF THE ORIGINAL IS FOUND, PLEASE RETURN THIS DUPLICATE ORIGINAL TO US AT THE ADDRESS LISTED ABOVE.

                         IRREVOCABLE LETTER OF CREDIT

                               MELLON BANK,N.A.
                           Trade Banking Operations
                      Three Mellon Bank Center, Room 2329
                      Pittsburgh, Pennsylvania 15259-0001

                                                   Dated as of August 21,1997

                                                        CREDIT NO. S854302

Mellon Bank, N.A.
Mellon Independence Center
701 Market Street
Philadelphia, PA 19106
Attention:  Corporate Trust Group

Gentleman/Ladies:

        At the request and on the instructions of our customer, Klearfold, Inc., a Pennsylvania corporation (the "Borrower"), with its principal place of business located at 110 Gibralter Road, Suite 102, Horsham, Pennsylvania 19044, we hereby establish in you favor, as Trustee under the Trust Indenture dated as of August 1, 1997 (as amended and in effect from time to time, the "Indenture") between the Bucks County Industrial Development Authority (the "Issuer"), and Mellon Bank, N.A., as Trustee (the "Trustee"), pursuant to which $4,000,000 in aggregate principal amount of the Issuer's Variable Rate Demand Revenue Bonds, Series 1997 (Klearfold, Inc. Project) (the "Bonds"), are being issued, this Irrevocable Letter of Credit in the amount of Four Million Sixty Four Thousand Four Hundred Forty Dollars ($4,064,440.00) (herinafter, as reduced from time to time in accordance with the provisions hereof, the "Stated Amount") of which an amount not exceeding $4,000,000.00 (as reduced and reinstated from time to time in accordance with the terms hereof) is referred to herein as the "Principal Component", and an amount not exceeding $64,440.00 (as reduced and reinstated from time to time in accordance with the terms hereof) is referred to as the "Interest Component". This Irrevocable Letter of Credit No. S854302 (this "Letter of Credit") is effective immediately and expires on August 21, 1998, unless terminated earlier in accordance with the provisions hereof or unless otherwise extended. This Letter of Credit is issued by us pursuant to the provisions of the Letter of Credit and Reimbursement dated as of August 1, 1997 between the Borrower and Mellon Bank, N.A., in its capacity as issuer of this Letter of Credit (as amended and in effect from time to time, the

                   [LETTERHEAD OF MELLON BANK APPEARS HERE]

"Reimbursement Agreement"). All drawings under this Letter of Credit will be paid with our own funds in United States dollars.

     Funds under this Letter of Credit will be made available to you in an aggregate amount not exceeding the Stated Amount in accordance with the terms and conditions and subject to the reductions, all as hereinafter provided, against receipt by us of sight draft(s) of yours drawn on Mellon Bank, N.A., stating on its face: "Drawn under Mellon Bank, N.A., Pittsburgh, Pennsylvania, Irrevocable Letter of Credit No. S854302, dated August 21, 1997" and accompanied by one or more of the following items at the time required below:

                 (A) a written statement in the form of Exhibit A hereto
                                                        ---------
appropriately completed and purportedly signed by an Authorized Officer (as hereinafter defined);

                 (B) a written statement in the form of Exhibit B hereto
                                                        ---------
appropriately completed and purportedly signed by an Authorized Officer; or

                 (C) a written statement in the form of Exhibit C hereto
                                                        ---------
appropriately completed and purportedly signed by an Authorized Officer.

Presentation of such draft(s) and statement(s) shall be made at Mellon Bank, N.A., Three Mellon Bank Center, Room 2329, Pittsburgh, Pennsylvania 15259-001 or at any other location which may be designated by us by written notice delivered to you.

     Demand for payment may also be made in the form of a telecopy by your duly Authorized Officer to us at Telecopier No. (412) 234-2733 to be confirmed by telephonic notice to Manager - Standby Letter of Credit Unit by telephone at
(412) 234-6408; provided that such telecopy sets out word for word the text of the sight draft and the appropriate drawing statement and that you undertake to send us the appropriate documents referred to above within three (3) Business Days (hereinafter defined) of the sending of such telecopy. Demand for payment may not be made by any telecommunication facility other than telecopy.

     We hereby agree that each draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us with our own funds upon due delivery of the statement, or statements, as specified above, if presented as specified below on or before the Expiration Date hereof:

     (1) If a presentation in respect of payment in connection with an A Drawing or a related C Drawing is made by you hereunder and received by us at or prior to 10:30 a.m., Pittsburgh, PA, time, on a Business Day, and provided that such drawing and the documents so presented in connection therewith conform to the terms and conditions hereof, we shall initiate payment to you of the amount specified, in immediately available funds by wire transfer to Mellon Bank, N.A.,

                   [LETTERHEAD OF MELLON BANK APPEARS HERE]

           ABA No. 043000261 for credit to the Letter of Credit Account of the Bond Purchase Fund under the Indenture, or such other account designated in writing by you, in sufficient time so that you receive the proceeds of such drawing at or before 2:00 p.m., Pittsburgh, PA, time, on the same Business Day, or on such later Business Day as you may specify.

     (2) If a presentation in respect of payment in connection with an A Drawing or a related C Drawing is made by you hereunder and received by us after 10:30 a.m. but on or prior to 3:00 p.m., Pittsburgh, PA, time, on a Business Day, and provided that such drawing and the documents so presented in connection therewith conform to the terms and conditions hereof, we shall initiate payment to you of the amount specified, in immediately available funds by wire transfer to Mellon Bank, N.A., ABA No. 043000261 for credit to the Letter of Credit Account of the Bond Purchase Fund under the Indenture, or such other account designated in writing by you, on or before 10:30 a.m., Pittsburgh, PA, time, on the next succeeding Business Day, or on such later Business Day as you may specify.

     (3) If a presentation in respect of payment in connection with an A Drawing or a related C Drawing is made by you hereunder and received by us after 3:00 p.m., Pittsburgh, PA, time, on a Business Day, and provided that such drawing and the documents so presented in connection therewith conform to the terms and conditions hereof, we shall initiate payment to you of the amount specified, in immediately available funds by wire transfer to Mellon Bank, N.A., ABA No. 043000261 for credit to the Letter of Credit Account of the Bond Purchase Fund under the Indenture, or such other account designated in writing by you, on or before 2:00 p.m., Pittsburgh, PA, time, on the next succeeding Business Day, or on such later Business Day as you may specify.

     (4) If a presentation in respect of payment in connection with a B Drawing or a C Drawing (not related to an A Drawing) is made by you hereunder and received by us at or prior to 10:30 a.m., Pittsburgh, PA, time, on a Business Day, and provided that such drawing and the documents so presented in connection therewith conform to the terms and conditions hereof, we shall initiate payment to you of the amount specified, in immediately available funds by wire transfer to Mellon Bank, N.A., ABA No. 043000261 for credit to the Letter of Credit Account of the Bond Fund under the Indenture, or such other account designated in writing by you, in sufficient time so that you receive the proceeds of such drawing at or before 2:00 p.m., Pittsburgh, PA, time, on the same Business Day, or on such later Business Day as you may specify.

                   [LETTERHEAD OF MELLON BANK APPEARS HERE]

     (5) If a presentation in respect of payment in connection with a B Drawing or a C Drawing (not related to an A Drawing) is made by you hereunder and received by us after 10:30 a.m., Pittsburgh, PA, time, on a Business Day, and provided that such drawing and the documents so presented in connection therewith conform to the terms and conditions hereof, we shall initiate payment to you of the amounts specified, in immediately available funds by wire transfer to Mellon Bank, N.A., ABA No. 043000261 for credit to the Letter of Credit Account of the Bond Fund under the Indenture, or such other account designated in writing by you, on or before 2:00 p.m., Pittsburgh, PA, time, on the next succeeding Business Day or on such later Business Day as you may specify.

     Payment under this Letter of Credit will be made by deposit of immediately available funds in an account designated by you.

     No Drawing may be made hereunder to pay principal of, interest on or the purchase price of, Pledged Bonds or Corporation Bonds (as defined in the Indenture) or any Bonds registered in the name of the Borrower or any affiliate of the Borrower.

     Subject to the operation of the provisions contained in the immediately following paragraph, the Principal Component shall be reduced immediately upon, and by the amount of each drawing accomplished by, your presentation to us of a written statement in the form of either (i) Exhibit A hereto (such statement
                                            ---------
entitled a "Drawing for Principal Portion of Purchase Price of Bonds" shall be referred to hereafter as an "A Drawing") or (ii) Exhibit B hereto (such
                                                 ---------
statement entitled a "Drawing for Principal Amount Due by Optional or Mandatory Redemption, Acceleration or Maturity" shall be referred to hereafter as a "B Drawing"). Subject to the operation of the provisions contained in the immediately following paragraph, the Interest Component shall be reduced immediately upon, and by the amount of each drawing accomplished by, your presentation to us of a written statement in the form of Exhibit C hereto (such
                                                         ---------
statement entitled a "Drawing for Interest Due Upon an Interest Payment Date, Optional or Mandatory Redemption, Mandatory Tender for Purchase, Acceleration, Purchase or Maturity" shall be referred to hereafter as a "C Drawing"). Immediately upon your presentation to us of a statement in the form of Exhibit D
                                                                       ---------
hereto (a "Reduction of Principal Request"), (i) the Principal Component shall be reduced, without possibility of reinstatement by the amount of the reduction in the principal amount of Bonds stated in the Reduction of Principal Request and (ii) the Interest Component shall be reduced, without possibility of reinstatement, by an amount equal to 49 days' accrued interest computed at the rate of twelve percent (12%) (the "Maximum Rate of Interest") per annum on the
                                                              --- -----
basis of a 365/366 day year on the reduction in the principal amount of Bonds stated in the Reduction of Principal Request. Any such reduction shall result in a corresponding reduction in the Stated Amount.

     After any A Drawing and any related C Drawing and provided that no Event of Default exists under the Reimbursement Agreement, the Principal Component and Interest Component,

                   [LETTERHEAD OF MELLON BANK APPEARS HERE]

respectively shall be reinstated only (A) upon receipt of and to the extent of any reimbursement by or on behalf of the Borrower of all or a portion of such A Drawing and any related C Drawing or (B) upon receipt of and to the extent specified in paragraph 4 of your statement in the form of Exhibit E hereto. With
                                                          ---------
respect to a C Drawing not related to a A Drawing, if you shall not have received, within ten (10) calendar days after any payment in respect of such C Drawing, notice from us to the effect that (1) an Event of Default has occurred under the Reimbursement Agreement and (2) the Letter of Credit will not be reinstated as of the date hereof, then the Interest Component will be automatically reinstated, as of the close of business on such tenth calendar day to an amount equal to 49 days' accrued interest (computed at the Maximum Rate of Interest per annum on the basis of a 365/366 day year notwithstanding the actual
         ---------
rate of interest borne from time to time by the Bonds) on the then applicable Principal Component.

     This Letter of Credit applies only to the payment of principal (whether by maturity, redemption or acceleration) or the purchase of Bonds (or portions thereof) tendered for purchase at the option of a Bondholder or as the result of any mandatory tender for purchase under the terms of the Trust Indenture, and up to 49 days' interest (completed as aforesaid) accruing on the Bonds, on or prior to the expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal or premium which may be payable with respect thereto after such date.

     Upon the earliest to occur (the "Expiration Date") of (i) the date on which all available amounts hereunder have been drawn; (ii) the close of business on the day of our receipt of a statement purportedly signed by your Authorized Officer stating that: "(a) the Trustee has accepted an Alternate Letter of Credit (as defined in the Trust Indenture) pursuant to Section 403 of the Trust Indenture, (b) such Alternate Letter of Credit becomes effective on the date of receipt of such statement by Mellon Bank, N.A., and (c) Mellon Bank, N.A., Irrevocable Letter of Credit No. S854302 is being surrendered herewith for immediate cancellation"; (iii) the close of business on the twentieth (20th) day after your receipt of notice from us that an Event of Default (as defined in the Reimbursement Agreement) has occurred and is continuing and that the Letter of Credit will terminate on such twentieth (20th) day, (iv) 5:00 p.m. (Pittsburgh, PA, time) on August 21, 1998 or, if that date is not a Business Day, on the first Business Day thereafter, or such later date to which the expiration date of this Letter of Credit shall have been extended, as the same may be renewed pursuant to the following paragraph (the "Scheduled Expiration Date"); (v) the close of business on the day of our receipt of a statement purportedly signed by your Authorized Officer stating that: "(a) there are no Bonds outstanding under the Trust Indenture and (b) Mellon Bank, N.A., Irrevocable Letter of Credit No. S854302 is being surrendered herewith for immediate cancellation"; and (vi) the close of business on the day of our receipt of a statement purportedly signed by your Authorized Officer stating that: "(a) the Fixed Rate (as defined in the Trust Indenture) has become effective and (b) Mellon Bank, N.A., Irrevocable Letter of Credit No. S854302 is being surrendered herewith for immediate cancellation", this Letter of Credit shall terminate and be delivered to us for cancellation.

                    [LETTERHEAD OF MELLON BANK APPEARS HERE]

      This Letter of Credit shall expire on August 21, 1998, unless prior to the Scheduled Expiration Date, we notify you and the Borrower that we elect to renew this Letter of Credit. We shall have no obligation to renew this Letter of Credit and may renew this Letter of Credit on such terms and conditions as we shall, in our sole discretion, determine. In the event of such renewal of the Letter of Credit then in effect in respect to the Bonds, we shall, prior to the expiration of the Letter of Credit then in effect, deliver to you a new Letter of Credit or an amendment to this Letter of Credit having a new Scheduled Expiration Date. In such case, the Letter of Credit shall not have expired on the Scheduled Expiration Date.

      Communications with respect to this Letter of Credit shall be in writing and shall be addressed to Mellon Bank, N.A., Trade Banking Operations, Three Mellon Bank Center, Room 2329, Pittsburgh, Pennsylvania 15259-0001, Attention:
Letter of Credit Department, specifically referring thereon to Mellon Bank, N.A. Irrevocable Letter of Credit No. S854302.

      This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture, and may be successively transferred. Transfer of this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by the instrument of transfer in the form of Exhibit F attached
                                                         ---------
hereto.

      As used herein, the term "Authorized Officer" shall mean any Vice President, Assistant Vice President, Officer or Assistant Officer in the Corporate Trust Group (or similar group) of the Trustee. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in Pittsburgh, Pennsylvania, or Philadelphia, Pennsylvania, or municipalities in which the principal offices of the Trustee, the Tender Agent (as defined in the Indenture) or the Remarketing Agent (as defined in the Indenture) are located or a day on which the New York Stock Exchange is closed.

      This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except the statement(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such statement(s).

      Except as otherwise expressly stated, this Letter of Credit is subject to the laws of the Commonwealth of Pennsylvania, including the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania as of the date of issuance of this Letter of Credit. This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs") with the exception of
Article 48(f) thereof. This Letter of Credit shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of conflicts of laws.

                   [LETTERHEAD OF MELLON BANK APPEARS HERE]



                                Very truly yours,

                                MELLON BANK, N.A.



                                By: [ILLEGIBLE SIGNATURE APPEARS HERE]
                                   ---------------------------------------
                                         Authorized Signature